                                                                   EXHIBIT 10.18



                 FIRST AMENDMENT TO PURCHASE AND SALE-AGREEMENT,
                       AGREEMENT TO LEASE, LEASE AGREEMENT
                            AND INCIDENTAL DOCUMENTS


               THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT, AGREEMENT TO LEASE, LEASE AGREEMENT AND INCIDENTAL DOCUMENTS (this "Amendment") is entered into as of this 18th day of June, 1998, by and among (i) HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("HPT"); (ii) HPT CW II PROPERTIES TRUST, a Maryland real estate investment trust (the "Landlord");
(iii) CANDLEWOOD HOTEL COMPANY, INC., a Delaware corporation, ("Candlewood"); and (iv) CANDLEWOOD LEASING NO. 2, INC., a Delaware corporation (the "Tenant").

                              W I T N E S S E T H:

               WHEREAS, pursuant to a Purchase and Sale Agreement, dated-May 14, 1998 (as amended, the "Purchase Agreement"), and an Agreement to Lease, dated May 14, 1998 (as amended, the "Agreement to Lease"), HPT agreed to acquire from Candlewood and certain of its wholly owned subsidiaries fifteen hotel properties and lease or cause the Landlord to lease such properties to the Tenant, all as more particularly described in and subject to and upon the terms and conditions set forth in the Purchase Agreement and Agreement to Lease; and

               WHEREAS, pursuant to the Purchase Agreement and Agreement to Lease, the Landlord and the Tenant entered into a Lease Agreement, dated May 20, 1998 (the "Lease"); and

               WHEREAS, the obligations of the Tenant under the Lease are secured and guaranteed by certain undertakings and agreements of Candlewood pursuant to the Incidental Documents (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in the Lease); and

               WHEREAS, on the date hereof, a Closing (as defined in the Purchase Agreement) is occurring with respect to certain hotel properties, the legal descriptions of which are set forth in Exhibit A-1 through A-2 of this Amendment; and

               WHEREAS, the parties hereto wish to amend the Lease so as to include such properties among the properties demised under the Lease; and

               WHEREAS, the transactions contemplated by this Amendment are of direct substantial and material benefit to Candlewood; and

               WHEREAS, the parties also wish to amend certain terms of the Purchase Agreement and the Agreement to Lease;

               NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. The definition of "Minimum Rent" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

                      "Minimum Rent" shall mean an amount equal to Three Hundred Nine Thousand Eight Hundred Thirty-Three Dollars ($390,833) per Accounting Period.

               2. The definition of "Retained Funds" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

                      "Retained Funds" shall mean a cash amount equal to Four Million Six Hundred Ninety Thousand Dollars ($4,690,000).

               3. Exhibit A to the Lease is hereby amended by adding Exhibits A-1 through A-2 at the end thereof and all references in the Lease to "Exhibit A-1 through A-4" are hereby amended to refer to "Exhibit A-1 through A-6."

               4. Exhibit B to the Lease is hereby deleted in its entirety and Exhibit B to this Amendment inserted in its place.

               5. Exhibit C to the Lease is hereby deleted and Exhibit C to this Amendment inserted in its place.

               6. All references in the Lease to the Incidental Documents are hereby amended to refer to the Incidental Documents as amended by this Amendment.

               7. Schedule A to the Purchase Agreement is hereby deleted and Exhibit D to this Amendment inserted in its place.

               8. Exhibit C to the Agreement to Lease is hereby deleted and Exhibit E to this Amendment inserted in its place.

               9. Each of the Incidental Documents is hereby amended so that each reference therein to the Lease, the Purchase Agreement, the Agreement to Lease or to any other Incidental Document shall mean the Lease, such Agreement and such Incidental Document as amended by this Amendment.

               10. The Tenant and Candlewood represent and warrant that no Default or Event of Default has occurred and is continuing under the Lease or any other Incidental Document.

               11. As amended hereby, the Purchase Agreement, the Agreement to Lease, the Lease and the Incidental Documents shall remain in full force and effect in accordance with their respective terms and provisions.

               12. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date above first written.

                                        HOSPITALITY PROPERTIES TRUST


                                        By:    /S/  Thomas M. O'Brien
                                            ------------------------------------
                                               Its (Vice) President

                                        HPT CW II PROPERTIES TRUST


                                        By:    /S/  Thomas M. O'Brien
                                            ------------------------------------
                                               Its (Vice) President

                                        CANDLEWOOD HOTEL COMPANY, INC.


                                        By:    /S/   Thomas Kennalley
                                            ------------------------------------
                                               Its Assistant Secretary

                                        CANDLEWOOD LEASING NO. 2, INC.


                                        By:    /S/   Thomas Kennalley
                                            ------------------------------------
                                               Its Assistant Secretary